LVIP BlackRock Global Real Estate Fund Supplement Dated March 16, 2023 to the Summary Prospectus Dated May 1, 2022

This Supplement updates certain information in the Summary Prospectus for the LVIP BlackRock Global Real Estate Fund (the “Fund”). You may obtain copies of the Fund’s Summary Prospectus free of charge, upon request, by calling toll-free 1-800-4LINCOLN (454-6265) or at www.lfg.com/lvip.

Revisions to the Summary Prospectus for the Fund are effective May 1, 2023.

I.	The Fund’s name is changed to “LVIP BlackRock Real Estate Fund.” All references regarding the Fund’s name are updated accordingly.

II.	The following disclosure is removed within the Principal Investment Strategy on page 2 under the Summary section:

Under normal market conditions, the Fund invests at least 40% of its net assets (or, if conditions are not favorable, at least 30% of its net assets) in non-U.S. issuers.

PLEASE KEEP THIS SUPPLEMENT WITH YOUR SUMMARY PROSPECTUS

AND OTHER IMPORTANT RECORDS